MID-CAP 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 90.6%

Avocent Corp.*†

1,040

$

24,242

Acxiom Corp.

1,860

21,818

INFORMATION TECHNOLOGY 13.8%

Imation Corp.†

290

6,090

Cree, Inc.*†

150

________

4,121

Lam Research Corp.*

5,690

$

245,979

Western Digital Corp.*

7,730

233,523

Avnet, Inc.*

6,540

228,704

Total Information Technology

________

4,630,631

Arrow Electronics, Inc.*†

5,710

224,289

Harris Corp.

3,390

212,485

INDUSTRIALS 13.3%

Synopsys, Inc.*†

7,400

191,882

Republic Services, Inc.

7,250

227,287

Cadence Design Systems,

URS Corp.*

3,970

215,690

Inc.*†

10,520

178,945

SPX Corp.

2,010

206,729

Intersil Corp. — Class A

7,180

175,766

Joy Global, Inc.

3,040

200,093

Alliance Data Systems

Roper Industries, Inc.†

3,130

195,750

Corp.*†

2,110

158,229

Manpower, Inc.

3,290

187,201

CommScope, Inc.*

3,190

156,980

Pentair, Inc.

5,330

185,537

Sybase, Inc.*†

5,860

152,887

Lincoln Electric Holdings,

Vishay Intertechnology, Inc.*

13,040

148,786

Inc.

2,460

175,103

Metavante Technologies,

Oshkosh Truck Corp.†

3,650

172,499

Inc.*†

6,280

146,450

Dun & Bradstreet Corp.†

1,930

171,056

Jack Henry & Associates, Inc.

5,660

137,764

KBR Inc.*

4,360

169,168

ADC Telecommunications,

AGCO Corp.*

2,430

165,191

Inc.*†

8,740

135,907

Thomas & Betts Corp.*

3,170

155,457

Amphenol Corp. — Class A†

2,890

134,009

AMETEK, Inc.

3,160

148,014

F5 Networks, Inc.*†

4,600

131,192

Herman Miller, Inc.

4,380

141,868

Integrated Device

BE Aerospace, Inc.*

2,680

141,772

Technology, Inc.*

11,560

130,744

Con-way, Inc.

3,340

138,744

DST Systems, Inc.*†

1,510

124,650

IDEX Corp.

3,540

127,900

Activision, Inc.*

4,150

123,255

Flowserve Corp.

1,230

118,326

Cypress Semiconductor

Kansas City Southern*†

3,340

114,662

Corp.*†

3,410

122,862

Copart, Inc.*

2,170

92,334

MPS Group, Inc.*†

10,630

116,292

Quanta Services, Inc.*†

3,170

83,181

Fair Isaac Corp.

3,610

116,062

Hubbell, Inc. — Class B

1,600

82,560

ValueClick, Inc.*

4,230

92,637

MSC Industrial Direct Co. —

Global Payments, Inc.

1,990

92,575

Class A†

2,000

80,940

Polycom, Inc.*

2,810

78,062

Stericycle, Inc.*†

1,330

79,002

McAfee, Inc.*

1,950

73,125

Carlisle Cos., Inc.†

2,130

78,874

Advent Software, Inc.*†

1,330

71,953

Fastenal Co.†

1,830

73,969

CSG Systems International,

Kennametal, Inc.

1,930

73,070

Inc.*

4,800

70,656

Korn/Ferry International,

Foundry Networks, Inc.*

4,030

70,606

Inc.*

3,880

73,022

SRA International, Inc. —

Teleflex, Inc.

1,090

68,681

Class A*

2,140

63,023

Deluxe Corp.

1,860

61,175

Broadridge Financial

Harsco Corp.

860

55,100

Solutions, Inc.

2,560

57,421

DRS Technologies, Inc.†

870

47,215

RF Micro Devices, Inc.*†

8,240

47,050

Alliant Techsystems, Inc.*†

370

42,091

NCR Corp.*†

1,800

45,180

United Rentals, Inc.*

1,960

35,986

Atmel Corp.*

10,080

43,546

Wabtec Corp.

910

31,340

MoneyGram International,

Trinity Industries, Inc.†

890

24,706

Inc.†

2,660

40,884

HNI Corp.†

550

19,283

Granite Construction, Inc.

300

10,854

1

MID-CAP 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

GATX Corp.†

190

$

________

6,969

The PMI Group, Inc.

3,310

$

43,957

Colonial BancGroup, Inc.

3,120

42,245

Total Industrials

________

4,478,399

Webster Financial Corp.

1,230

39,323

First American Corp.†

1,140

38,897

FINANCIALS 13.1%

Fidelity National Financial,

AMB Property Corp.†

3,980

229,089

Inc. — Class A†

2,480

36,233

HCC Insurance Holdings, Inc.

6,200

177,816

Mack-Cali Realty Corp.

1,060

36,040

SEI Investments Co.†

5,310

170,823

American Financial Group,

Eaton Vance Corp.

3,540

160,751

Inc.

1,160

33,501

Hanover Insurance Group,

Waddell & Reed Financial,

Inc.

3,480

159,384

Inc. — Class A†

880

31,759

W.R. Berkley Corp.

5,200

155,012

City National Corp.

480

28,584

Everest Re Group Ltd.

1,510

151,604

Bank of Hawaii Corp.

520

26,593

SVB Financial Group*

2,770

139,608

Radian Group, Inc.†

2,090

24,411

Potlatch Corp.†

3,050

135,542

Commerce Group, Inc.

210

7,556

Cullen/Frost Bankers, Inc.†

2,670

135,262

IndyMac Bancorp, Inc.†

1,110

6,604

Wilmington Trust Corp.†

3,790

133,408

FirstMerit Corp.†

250

5,002

Federal Realty Investment

Rayonier, Inc.

70

________

3,307

Trust

1,550

127,332

Hospitality Properties Trust†

3,810

122,758

Total Financials

________

4,399,379

First Community Bancorp

2,930

120,833

Cathay General Bancorp†

4,490

118,940

HEALTH CARE 12.0%

First Niagara Financial

Intuitive Surgical, Inc.*†

1,020

330,990

Group, Inc.†

9,520

114,621

DENTSPLY International,

Horace Mann Educators Corp.

5,820

110,231

Inc.

6,160

277,323

Nationwide Health Properties,

Henry Schein, Inc.*

3,920

240,688

Inc.†

3,390

106,344

Hologic, Inc.*†

3,270

224,453

Stancorp Financial Group,

Invitrogen Corp.*†

2,240

209,238

Inc.

2,110

106,302

Lincare Holdings, Inc.*†

4,700

165,252

Highwoods Properties, Inc.†

3,570

104,887

Charles River Laboratories

Health Care REIT, Inc.†

2,160

96,530

International, Inc.*†

2,430

159,894

Raymond James Financial,

Techne Corp.*†

2,420

159,841

Inc.

2,940

96,020

Edwards Lifesciences

Jones Lang LaSalle, Inc.†

1,250

88,950

Corp.*†

3,450

158,665

Duke Realty Corp.†

3,410

88,933

Endo Pharmaceuticals

Liberty Property Trust

3,080

88,735

Holdings, Inc.*

5,460

145,618

Old Republic International

Steris Corp.†

5,020

144,777

Corp.

5,640

86,912

VCA Antech, Inc.*

3,250

143,748

Alexandria Real Estate

Varian, Inc.*

2,150

140,395

Equities, Inc.†

840

85,403

Cephalon, Inc.*†

1,890

135,626

Associated Banc-Corp.

3,000

81,270

Health Net, Inc.*

2,560

123,648

AmeriCredit Corp.*†

6,240

79,810

Covance, Inc.*

1,380

119,536

Regency Centers Corp.†

1,160

74,808

Apria Healthcare Group, Inc.*

5,390

116,262

Realty Income Corp.†

2,680

72,414

Community Health Systems,

Protective Life Corp.

1,490

61,120

Inc.*†

2,900

106,894

New York Community

Par Pharmaceutical Cos.,

Bancorp, Inc.†

3,360

59,069

Inc.*

4,230

101,520

Macerich Co.†

780

55,427

Perrigo Co.†

2,840

99,428

BRE Properties, Inc. — Class

Sepracor, Inc.*

3,620

95,025

A†

1,360

55,121

Hillenbrand Industries, Inc.

1,700

94,741

Camden Property Trust†

920

44,298

Millennium Pharmaceuticals,

Inc.*†

6,070

90,929

2

MID-CAP 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Ventana Medical Systems,

Foot Locker, Inc.

5,390

$

73,627

Inc.*

786

$

68,563

Sotheby's†

1,930

73,533

WellCare Health Plans, Inc.*†

1,450

61,495

ITT Educational Services,

Omnicare, Inc.

2,490

56,797

Inc.*

840

71,627

PDL BioPharma, Inc.*†

2,710

47,479

International Speedway Corp.

Valeant Pharmaceuticals

— Class A

1,680

69,182

International*†

3,490

41,775

Lear Corp.*†

2,390

66,107

Psychiatric Solutions, Inc.*†

1,160

37,700

Aeropostale, Inc.*†

2,130

56,445

Beckman Coulter, Inc.

350

25,480

Career Education Corp.*

2,240

56,314

Pharmaceutical Product

Gentex Corp.†

3,090

54,909

Development, Inc.

590

23,818

Guess?, Inc.†

1,420

53,804

LifePoint Hospitals, Inc.*†

720

21,413

Toll Brothers, Inc.*†

2,490

49,949

Medicis Pharmaceutical Corp.

Ruby Tuesday, Inc.†

4,940

48,165

— Class A†

800

20,776

Hanesbrands, Inc.*†

1,660

45,102

Gen-Probe, Inc.*

190

11,957

Getty Images, Inc.*

1,450

42,050

ResMed, Inc.*†

160

8,405

O'Reilly Automotive, Inc.*

1,250

40,538

Cerner Corp.*†

130

7,332

M.D.C. Holdings, Inc.†

1,060

39,358

Health Management

Collective Brands, Inc.*

2,130

37,041

Associates, Inc. — Class

CBRL Group, Inc.

1,090

35,305

A

610

________

3,648

Strayer Education, Inc.

200

34,116

Lee Enterprises, Inc.

2,090

30,619

Total Health Care

________

4,021,129

Rent-A-Center, Inc.*†

2,090

30,347

Ryland Group, Inc.†

950

26,173

CONSUMER DISCRETIONARY 11.6%

Lamar Advertising Co. —

BorgWarner, Inc.

4,150

200,901

Class A†

400

19,228

Mohawk Industries, Inc.*†

2,680

199,392

Brinker International, Inc.

720

14,083

Advance Auto Parts, Inc.

5,120

194,509

Chico's FAS, Inc.*

1,500

13,545

Service Corporation

Dick's Sporting Goods, Inc.*

420

11,659

International

11,210

157,501

Petsmart, Inc.

220

________

5,177

Barnes & Noble, Inc.†

3,990

137,456

Ross Stores, Inc.

5,110

130,663

Total Consumer Discretionary

________

3,901,228

Belo Corp. — Class A†

7,480

130,451

Thor Industries, Inc.†

3,330

126,573

ENERGY 8.9%

AnnTaylor Stores Corp.*

4,880

124,733

Cameron International Corp.*

5,940

285,892

Callaway Golf Co.†

7,070

123,230

Grant Prideco, Inc.*

4,140

229,812

Dollar Tree Stores, Inc.*

4,600

119,232

Pride International, Inc.*†

6,110

207,129

American Eagle Outfitters,

Cimarex Energy Co.†

4,500

191,385

Inc.

5,520

114,650

Denbury Resources, Inc.*

6,140

182,665

Scholastic Corp.*

3,280

114,439

FMC Technologies, Inc.*

3,220

182,574

American Greetings Corp. —

Frontier Oil Corp.†

4,410

178,958

Class A†

5,420

110,026

Plains Exploration &

Bob Evans Farms, Inc.

4,060

109,336

Production Co.*

3,160

170,640

Chipotle Mexican Grill, Inc.

Southwestern Energy Co.*

2,920

162,702

— Class A*†

720

105,890

Patterson-UTI Energy, Inc.†

8,030

156,746

DeVry, Inc.†

1,940

100,802

Tidewater, Inc.†

2,820

154,705

Regis Corp.

3,280

91,709

Forest Oil Corp.*

2,570

130,659

The Warnaco Group, Inc.*

2,610

90,828

Exterran Holdings, Inc.*†

1,440

117,792

Phillips-Van Heusen Corp.

2,340

86,252

Overseas Shipholding Group,

NVR, Inc.*†

160

83,840

Inc.†

1,370

101,969

Charming Shoppes, Inc.*†

14,150

76,552

Arch Coal, Inc.

2,140

96,150

CarMax, Inc.*†

3,760

74,260

Newfield Exploration Co.*

1,760

92,752

3

MID-CAP 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Bill Barrett Corp.*†

2,170

$

90,858

Black Hills Corp.†

1,210

$

53,361

Helmerich & Payne, Inc.†

2,180

87,353

Oneok, Inc.

970

43,427

Pioneer Natural Resources

Northeast Utilities

1,220

38,198

Co.†

1,730

84,493

National Fuel Gas Co.†

320

14,938

Superior Energy Services*

1,660

57,137

Hawaiian Electric Industries,

Quicksilver Resources, Inc.*

510

30,391

Inc.

350

________

7,970

Encore Acquisition Co.*†

90

________

3,003

Total Utilities

________

2,159,480

Total Energy

________

2,995,765

CONSUMER STAPLES 3.8%

MATERIALS 6.8%

Church & Dwight Co., Inc.†

3,440

186,001

Carpenter Technology Corp.

2,600

195,442

Energizer Holdings, Inc.*

1,620

181,651

Lubrizol Corp.

3,350

181,436

J.M. Smucker Co.

3,410

175,410

Cytec Industries, Inc.

2,610

160,724

Corn Products International,

Steel Dynamics, Inc.†

2,630

156,669

Inc.

4,400

161,700

CF Industries Holdings, Inc.†

1,400

154,084

BJ's Wholesale Club, Inc.*

4,330

146,484

Reliance Steel & Aluminum

Universal Corp.†

2,570

131,635

Co.

2,820

152,844

PepsiAmericas, Inc.

3,710

123,617

Cabot Corp.

4,540

151,364

NBTY, Inc.*

4,290

117,546

Sonoco Products Co.

4,560

149,021

Hansen Natural Corp.*†

1,410

________

62,449

Albemarle Corp.†

3,560

146,850

Minerals Technologies, Inc.

1,880

125,866

Total Consumer Staples

________

1,286,493

Ferro Corp.

4,970

103,028

Martin Marietta Materials,

TELECOMMUNICATION SERVICES 0.9%

Inc.†

760

100,776

Commercial Metals Co.

3,270

96,301

Telephone & Data Systems,

Cleveland-Cliffs, Inc.

900

90,720

Inc.

4,300

269,180

Airgas, Inc.

1,740

90,671

Cincinnati Bell, Inc.*

7,120

________

33,820

Packaging Corporation of

America†

3,190

89,958

Total Telecommunication Services

________

303,000

Sensient Technologies Corp.

2,850

80,598

FMC Corp.†

780

42,549

Total Common Stocks

Olin Corp.

500

________

9,665

(Cost $29,256,642)

________

30,454,070

Total Materials

________

2,278,566

Face

Amount

UTILITIES 6.4%

MDU Resources Group, Inc.

8,360

230,820

REPURCHASE AGREEMENTS 7.2%

Energen Corp.

3,330

213,886

Collateralized by US Treasury

Alliant Energy Corp.

5,200

211,588

Obligations

NSTAR†

5,450

197,399

Mizuho Financial Group, Inc.

Sierra Pacific Resources†

11,410

193,742

issued 12/31/07 at 1.40%

Westar Energy, Inc.

5,950

154,343

due 01/02/08

$

1,378,806

1,378,806

AGL Resources, Inc.

3,810

143,408

Lehman Brothers Holdings,

WGL Holdings, Inc.†

4,180

136,937

Inc. issued 12/31/07 at

Aquila, Inc.*†

33,170

123,724

1.00% due 01/02/08

813,427

813,427

SCANA Corp.

2,760

116,334

Energy East Corp.

4,250

115,642

Equitable Resources, Inc.

1,940

103,363

Wisconsin Energy Corp.

1,240

60,400

4

MID-CAP 1.5X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Face

Market

Amount

Value

Morgan Stanley issued

12/31/07 at 1.20% due

01/02/08

$

212,124

$

________

212,124

Total Repurchase Agreements

(Cost $2,404,357)

________

2,404,357

SECURITIES LENDING COLLATERAL 22.2%

Investment in Securities Lending Short

Term

Investment Portfolio Held by

U.S. Bank

7,470,081

________

7,470,081

Total Securities Lending Collateral

(Cost $7,470,081)

________

7,470,081

Total Investments 120.0%

(Cost $39,131,080)

$

_________

40,328,508

Liabilities in Excess of Other

Assets – (20.0)%

$

(6,731,921)

_________

Net Assets – 100.0%

$

33,596,587

Unrealized

Contracts

Gain (Loss)

Futures Contracts Purchased

March 2008 S&P Mid Cap 400

Index Mini Futures Contracts

(Aggregate Market Value of

Contracts $13,190,130)

153 $

________

(161,758)

Units

Equity Index Swap Agreement

February 2008 S&P MidCap

400 Index Swap, Terminating

02/19/08**

(Notional Market Value

$7,499,825)

8,739 $

_________

115,512

*

Non-Income Producing Security.

**

Price Return based on S&P MidCap 400 Index +/-

financing at a variable rate.

†

All or a portion of this security is on loan at December 31,

2007.

5